THE MAINSTAY FUNDS

MainStay MacKay Common Stock Fund

(the “Fund”)

Supplement dated February 28, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus each dated February 28, 2021, as supplemented, and

Statement of Additional Information, dated
February 28, 2021, as supplemented (“SAI”)

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of The MainStay Funds (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and removing its non-fundamental “names rule” investment policy; and (iii) modifying the Fund’s principal investment strategies and investment process.

On or about February 9, 2021, shareholders of the Fund received an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about March 5, 2021, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.	Name Change. The name of the Fund is changed to MainStay WMC Enduring Capital Fund.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the Fund are replaced by Wellington, as appropriate.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Fund invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies whose stocks are included in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $4.3 billion to $2,252.6 billion as of December 31, 2020) and the Russell 3000® Index (which ranged from $43 million to $2,252.6 billion as of December 31, 2020). The Fund may also invest in securities of foreign issuers, including securities of emerging market country issuers. Generally, an issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets. The Fund may also invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.

Investment Process:

The Subadvisor seeks to identify companies that have a decades-long perspective, and resilient businesses run by owner-minded executives skilled at capital allocation. When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes: resilient businesses, strong cash flow reinvestment and growth opportunities, owner-minded management teams who are skilled capital allocators, and stocks trading at reasonable valuations. The Subadvisor may give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity. The Subadvisor may sell a security due to a company’s reduced cash flow resiliency, fewer growth opportunities, or adverse changes to the management team and culture.

4.	Principal Risks. In the “Principal Risks” section of the Summary Prospectus is revised as follows:

(a)	The “Portfolio Management Risk” is deleted and replaced with the following Portfolio Management Risk:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

(b)	The “Foreign Securities Risk” is deleted and replaced with the following Foreign Securities Risk:

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

(c)	The following Risk is added:

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

(a)    The following is added as the new fourth paragraph:

Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies.

(b)    The last three sentences of the first paragraph are deleted and replaced with the following:

The Fund has selected the Russell 3000® Index as its secondary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

6.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Fund’s Manager. Wellington Management Company LLP serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Fund.

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Mark A. Whitaker, Senior Managing Director	Since March 2021

7.	More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

●	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

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8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and the existing description of MacKay is amended to remove reference to the Fund:

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Mark A. Whitaker, and to delete references to the Fund in the biographies for Migene Kim and Mona Patni. Any and all references to Ms. Kim and Ms. Patni as portfolio managers of the Fund are deleted in their entirety.

Mark A. Whitaker, CFA	Mr. Whitaker is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2004. He has 19 years of investment management experience. Mr. Whitaker earned his MBA from Stanford University (2004) and his BS in business administration from the University of Kansas, Lawrence (1999). Additionally, he holds the Chartered Financial Analyst designation.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance. The Fund will bear the direct transaction costs associated with the Fund’s transition. New York Life Investment Management LLC and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Fund transition.

Tax Impact. As mentioned in Portfolio Transition and Related Expense above, the Fund may experience a significant turnover of portfolio holdings and realize significant realized gains which, in accordance with Internal Revenue Service requirements, would be distributed to shareholders as capital gain distributions. These distributions would be paid in December 2021. As of October 31, 2020, the fiscal year end of the Fund, the Fund had net unrealized gains of $ 26,853,038. The ultimate gain or loss on sale of the underlying securities is determined based upon the sales price which fluctuates daily based upon the stock market. Shareholders should contact their tax advisor to assess the impact of this transition to their overall tax status.

10.	MAINSTAY WMC ENDURING CAPITAL FUND: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington Public Permanent Capital Composite is provided to illustrate the past performance of Wellington, the MainStay WMC Enduring Capital Fund’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since September 2019. Mark Whitaker is the current portfolio manager of the accounts. Since inception of the accounts, no other person played a significant role in achieving the accounts’ performance. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the Russell 3000 Index, the Composite’s primary benchmark. The performance of the Fund is compared against the S&P 500 Index, the Fund’s primary benchmark. While not managed to a specific Index, Wellington believes that the S&P 500 Index provides a suitable reference benchmark for the Fund. The S&P 500 Index is a capitalization-weighted Index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 3000 Index and S&P 500 Index are unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	S&P 500 Index (Gross)	Russell 3000 Index (Gross)
2020	18.58%	19.16%	18.40%	20.89%

Annualized Returns as of 12/31/2020
1 Year	18.58%	19.16%	18.40%	20.89%
Since Inception (9/30/2019)	20.27%	20.86%	22.70%	24.78%

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Note: The Composite is composed of five or fewer discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

11.	Investment Policies Related to Fund Name. Effective on or about April 26, 2021, the section entitled “Non-Fundamental Investment Policies Related to Fund Name” of the SAI is revised to delete the Fund’s non-fundamental investment policy in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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